[Logo] M F S (R)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(R)

                               [Graphic Omitted]

                         MFS(R) RESEARCH FUND
                         ANNUAL REPORT o SEPTEMBER 30, 2000

                      -----------------------------------
                      MUTUAL FUND GIFT KITS (see page 34)
                      -----------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 25
Independent Auditors' Report .............................................. 32
Trustees and Officers ..................................................... 37

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE


--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
If you've been reading our fund reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include
    o  face-to-face contact with senior management as well as frontline workers
    o  analysis of the company's financial statements and balance sheets
    o  contact with the company's current and potential customers
    o  contact with the company's competitors
    o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 11 years, with over 16 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance by finding opportunities before they are generally recognized by the market, and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

October 16, 2000

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Alec C. Murray]
    Alec C. Murray

For the 12 months ended September 30, 2000, Class A shares of the fund provided a total return of 32.45%, Class B shares 31.60%, Class C shares 31.58%, and Class I shares 32.90%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to a 13.28% return over the same period for the fund's benchmark, the Standard & Poor's 500 Composite Index (the S&P 500). The S&P 500 is a popular, unmanaged index of common stock total return performance. During the same period, the average large-cap core fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 17.78%.

Q. The portfolio held on to its strong returns despite weakness in the technology and telecommunications sectors during the period. How did you do it?

A. Our extremely talented and hard-working team of equity analysts deserves most of the credit. Our process of building a portfolio based on our analysts' best ideas, analysis, and comprehensive bottom-up research has helped us weather a volatile market environment. Amid choppy performance from many technology and telecommunications stocks, our holdings in these sectors and stocks such as Intel, Sun Microsystems, EMC Corp., and Nortel Networks generally held up well and provided a positive contribution during the past few months. In addition, our picks in a broad range of industries such as insurance, brokerage and asset management firms, oil services, and aerospace and defense also boosted total return.

Q. Many investors believe technology stocks are still expensive by historical standards. What's your take on the sector? Are you concerned about valuations?

A. We've maintained large positions in technology because we have a lot of confidence in the long-term earnings growth and profit potential of these companies. A company's stock price is only one variable that factors into our analysis of each holding in the portfolio. Despite the recent volatility we've seen in the technology sector, we see exciting growth opportunities. We've maintained our significant exposure to networking and telecommunications companies such as Cisco Systems, Inc., Corning, and CIENA Corporation, which continued to experience robust demand for their products and services. Also within technology, our focus is on what we believe are the more stable, predictable growers in the computer systems and data storage industries, such as EMC Corp. and Sun Microsystems. While some people might argue that some of these stocks appeared fully valued, we saw demand for their products and services accelerating, and we believe their long-term fundamental business prospects remain compelling.

Q. Can you provide some specific examples of business fundamentals that influence your decision to buy a stock?

A. Our analysis normally involves face-to-face contact with senior management and frontline workers. During these meetings, we try to get a good grasp of a company's business plans, its strategies to gain market share, and its prospects for earnings growth. If we like what we hear, we then dig into the company's financial statements and balance sheet. Other variables that may affect our decision to invest in a particular company are our conversations with current and potential customers and their satisfaction with the company's products and services. We also like to talk with a company's competitors to get a complete understanding of the business environment.

Q.  Which stocks detracted from the fund's performance?

A. While we're significantly underweighted in stocks such as Intel and Microsoft compared to the S&P 500, these holdings were still a drag on the fund's returns. Intel's stock price has fallen dramatically due to concerns about future earnings. This in turn has pulled down stock prices for much of the semiconductor group. Despite what we see as an attractive valuation and positive earnings outlook, Microsoft's stock price continued to languish under the weight of its ongoing antitrust litigation.

Q.  What prompts your decision to sell a stock?

A. Our analysts dissect each company's balance sheet in a number of ways. We look at things such as a company's debt burden and book value, which is simply total net assets divided by total outstanding shares. We also like to see free cash flow, which gives a company the flexibility to pay down debt, buy back stock, or make an acquisition. If any of the financial and fundamental business factors we've mentioned begin to deteriorate, or if a stock price reaches a level we believe is high relative to our earnings projections, we'll sell.

Q. Where have MFS' analysts found their best investment ideas?

A. We have found opportunities in a wide range of areas, but some holdings that we've maintained large positions in and that have performed well for the portfolio were energy stocks, insurance companies, and conglomerates such as General Electric and Tyco International. Drug store operators and supermarket chains such as CVS and Safeway have also remained prominent holdings in the portfolio. The reliable earnings and sales growth at these companies have generally aided stock performance during a highly volatile period for the equity market. In the energy sector, exploration and production companies have rallied dramatically due to the spike in oil and natural gas prices. Higher prices have spurred demand for drilling services, resulting in strong revenue and earnings growth at many energy services companies. In the insurance sector, we have concentrated on commercial property and casualty insurers and diversified financial services companies. Early in the year, we felt that many of these companies' stock prices had fallen below their intrinsic values. We also saw signs that they had gained more power to raise premiums and had gathered more assets.

    Respectfully,

/s/ Alec C. Murray

    Alec C. Murray
    Associate Director of Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Murray.

The opinions expressed in this report are those of the Associate Director of Equity Research and are current only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:              SEEKS LONG-TERM GROWTH OF CAPITAL AND FUTURE INCOME.

COMMENCEMENT OF
INVESTMENT OPERATIONS:  OCTOBER 13, 1971

CLASS INCEPTION:        CLASS A OCTOBER 13, 1971
                        CLASS B SEPTEMBER 7, 1993
                        CLASS C JANUARY 3, 1994
                        CLASS I JANUARY 2, 1997

SIZE:                   $8.2 BILLION NET ASSETS AS OF SEPTEMBER 30, 2000

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended September 30, 2000)

                        MFS Research        S&P 500
                        Fund - Class A   Composite Index
               -----------------------------------------
               9/90       $ 9,425           $10,000
               9/92        13,282            14,566
               9/94        18,352            17,066
               9/96        28,911            26,644
               9/98        36,883            40,807
               9/00        60,621            59,081

TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2000

CLASS A
                                                        1 Year      3 Years      5 Years        10 Years
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +32.45%      +62.90%     +165.33%        +543.19%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge     +32.45%      +17.66%     + 21.55%        + 20.46%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge     +24.83%      +15.36%     + 20.12%        + 19.75%
--------------------------------------------------------------------------------------------------------

CLASS B
                                                        1 Year      3 Years      5 Years        10 Years
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +31.60%      +59.79%     +156.64%        +512.73%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge     +31.60%      +16.91%     + 20.74%        + 19.87%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge     +27.60%      +16.17%     + 20.55%        + 19.87%
--------------------------------------------------------------------------------------------------------

CLASS C
                                                        1 Year      3 Years      5 Years        10 Years
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +31.58%      +59.84%     +156.87%        +514.54%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
Charge                                                 +31.58%      +16.92%     + 20.77%        + 19.91%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
Charge                                                 +30.58%      +16.92%     + 20.77%        + 19.91%
--------------------------------------------------------------------------------------------------------

CLASS I
                                                        1 Year      3 Years      5 Years        10 Years
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +32.90%      +64.67%     +168.92%        +551.89%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge     +32.90%      +18.09%     + 21.88%        + 20.62%
--------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                        1 Year      3 Years      5 Years        10 Years
--------------------------------------------------------------------------------------------------------
Average large-cap core fund+                           +17.78%      +15.77%     + 19.82%        + 17.89%
--------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#                 +13.28%      +16.44%     + 21.69%        + 19.44%
--------------------------------------------------------------------------------------------------------
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF SEPTEMBER 30, 2000

FIVE LARGEST STOCK SECTORS

               TECHNOLOGY                         33.3%
               FINANCIAL SERVICES                 13.4%
               ENERGY                             10.7%
               UTILITIES & COMMUNICATIONS          9.7%
               INDUSTRIAL GOODS & SERVICES         8.3%

TOP 10 STOCK HOLDINGS

GENERAL ELECTRIC CO.  4.1%                      CVS CORP.  2.3%
Diversified manufacturing and financial         Drug store chain
services conglomerate
                                                PHARMACIA CORP.  2.2%
CISCO SYSTEMS, INC.  3.5%                       Pharmaceutical, health care, and agricultural
Networking equipment developer                  products company

SUN MICROSYSTEMS, INC.  3.3%                    CORNING, INC.  2.2%
Computer systems company                        Optical equipment and cable supplier to
                                                communications industries
EMC CORP.  3.2%
Manufacturer of hardware and software for       NORTEL NETWORKS CORP.  2.1%
storage applications                            Manufacturer of telecom infrastructure and
                                                optical equipment
TYCO INTERNATIONAL LTD.  2.7%
Security systems, packaging, and electronic     EXXONMOBIL CORP.  2.0%
equipment conglomerate                          International oil and gas company

This portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2000

Stocks - 96.1%
--------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                VALUE
--------------------------------------------------------------------------------------------------
U.S. Stocks - 87.1%
  Aerospace - 2.7%
    Boeing Co.                                                      1,414,200       $   89,094,600
    United Technologies Corp.                                       1,929,500          133,617,875
                                                                                    --------------
                                                                                    $  222,712,475
--------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 3.0%
    Capital One Financial Corp.                                       712,100       $   49,891,506
    Chase Manhattan Corp.                                           1,047,762           48,393,508
    PNC Financial Services Group                                      965,700           62,770,500
    Providian Financial Corp.                                         458,800           58,267,600
    U.S. Bancorp                                                    1,043,800           23,746,450
                                                                                    --------------
                                                                                    $  243,069,564
--------------------------------------------------------------------------------------------------
  Biotechnology - 2.1%
    Pharmacia Corp.                                                 2,897,806       $  174,411,699
--------------------------------------------------------------------------------------------------
  Business Machines - 6.0%
    Hewlett-Packard Co.                                               674,100       $   65,387,700
    International Business Machines Corp.                           1,009,000          113,512,500
    Seagate Technology, Inc.*                                         832,700           57,456,300
    Sun Microsystems, Inc.*                                         2,211,000          258,134,250
                                                                                    --------------
                                                                                    $  494,490,750
--------------------------------------------------------------------------------------------------
  Business Services - 3.2%
    Automatic Data Processing, Inc.                                 1,403,100       $   93,832,312
    Computer Sciences Corp.*                                        1,390,100          103,214,925
    VeriSign, Inc.*                                                   310,344           62,864,057
                                                                                    --------------
                                                                                    $  259,911,294
--------------------------------------------------------------------------------------------------
  Cellular Telephones - 1.3%
    Motorola, Inc.                                                  1,150,930       $   32,513,773
    Sprint Corp. (PCS Group)*                                       2,046,500           71,755,406
                                                                                    --------------
                                                                                    $  104,269,179
--------------------------------------------------------------------------------------------------
  Communication Services - 0.4%
    SBA Communications Corp.*                                         824,800       $   34,590,050
--------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.6%
    Compaq Computer Corp.                                           1,054,900       $   29,094,142
    Dell Computer Corp.*                                              608,100           18,737,081
                                                                                    --------------
                                                                                    $   47,831,223
--------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.6%
    America Online, Inc.*                                           1,226,400       $   65,919,000
    Microsoft Corp.*                                                2,458,100          148,254,156
                                                                                    --------------
                                                                                    $  214,173,156
--------------------------------------------------------------------------------------------------
  Computer Software - Services - 3.1%
    EMC Corp.*                                                      2,545,300       $  252,302,862
--------------------------------------------------------------------------------------------------
  Computer Software - Systems - 2.8%
    Comverse Technology, Inc.*                                        739,100       $   79,822,800
    E.piphany, Inc.*                                                  161,400           12,437,888
    Extreme Networks, Inc.*                                            54,800            6,274,600
    I2 Technologies, Inc.*                                            125,900           23,551,169
    Oracle Corp.*                                                     512,860           40,387,725
    Siebel Systems, Inc.*                                             200,600           22,329,287
    VERITAS Software Corp.*                                           332,773           47,253,766
                                                                                    --------------
                                                                                    $  232,057,235
--------------------------------------------------------------------------------------------------
  Conglomerates - 2.6%
    Tyco International Ltd.                                         4,082,848       $  211,797,740
--------------------------------------------------------------------------------------------------
  Containers
    Owens Illinois, Inc.*                                              70,410       $      651,293
--------------------------------------------------------------------------------------------------
  Electrical Equipment - 4.1%
    General Electric Co.                                            5,624,700       $  324,474,881
    QLogic Corp.*                                                     112,515            9,901,320
                                                                                    --------------
                                                                                    $  334,376,201
--------------------------------------------------------------------------------------------------
  Electronics - 4.8%
    Analog Devices, Inc.*                                             551,398       $   45,524,797
    Atmel Corp.*                                                    1,659,000           25,196,063
    Flextronics International Ltd.*                                   897,398           73,698,811
    Intel Corp.                                                     3,151,800          130,996,687
    Lam Research Corp.*                                             1,034,700           21,664,031
    SCI Systems, Inc.*                                                939,100           38,503,100
    Solectron Corp.*                                                  908,800           41,918,400
    Teradyne, Inc.*                                                   546,300           19,120,500
                                                                                    --------------
                                                                                    $  396,622,389
--------------------------------------------------------------------------------------------------
  Energy - 0.2%
    Devon Energy Corp.                                                286,700       $   17,245,005
--------------------------------------------------------------------------------------------------
  Entertainment - 2.4%
    Infinity Broadcasting Corp., "A"*                               1,065,075       $   35,147,475
    Macromedia, Inc.*                                                 306,100           24,736,706
    Time Warner, Inc.                                                 844,008           66,043,626
    Viacom, Inc., "B"*                                              1,181,956           69,144,426
                                                                                    --------------
                                                                                    $  195,072,233
--------------------------------------------------------------------------------------------------
  Financial Institutions - 5.4%
    Associates First Capital Corp., "A"                             2,199,146       $   83,567,548
    Citigroup, Inc.                                                 2,189,933          118,393,253
    Federal National Mortgage Assn.                                   368,200           26,326,300
    Freddie Mac Corp.                                               1,896,800          102,545,750
    Goldman Sachs Group, Inc.                                         188,930           21,526,212
    Lehman Brothers Holdings, Inc.                                    105,100           15,528,525
    Merrill Lynch & Co., Inc.                                         724,400           47,810,400
    Morgan Stanley Dean Witter & Co.                                  288,000           26,334,000
                                                                                    --------------
                                                                                    $  442,031,988
--------------------------------------------------------------------------------------------------
  Financial Services - 0.7%
    AXA Financial, Inc.                                             1,199,200       $   61,084,250
--------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.2%
    Anheuser-Busch Co., Inc.                                        1,288,400       $   54,515,425
    Quaker Oats Co.                                                   524,200           41,477,325
                                                                                    --------------
                                                                                    $   95,992,750
--------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.2%
    Bowater, Inc.                                                     370,400       $   17,200,450
--------------------------------------------------------------------------------------------------
  Insurance - 3.3%
    AFLAC, Inc.                                                       587,005       $   37,605,008
    American International Group, Inc.                                983,275           94,087,127
    Hartford Financial Services Group, Inc.                           773,000           56,380,687
    Marsh & McLennan Cos., Inc.                                       286,100           37,979,775
    St. Paul Cos., Inc.                                               838,400           41,343,600
                                                                                    --------------
                                                                                    $  267,396,197
--------------------------------------------------------------------------------------------------
  Internet - 0.3%
    Akamai Technologies, Inc.*                                        345,000       $   18,117,890
    InterWorld Corp.*                                                  70,400              268,400
    Selectica, Inc.*                                                   65,850            2,625,769
                                                                                    --------------
                                                                                    $   21,012,059
--------------------------------------------------------------------------------------------------
  Machinery - 1.0%
    Deere & Co., Inc.                                               1,550,200       $   51,544,150
    Ingersoll Rand Co.                                                864,400           29,281,550
                                                                                    --------------
                                                                                    $   80,825,700
--------------------------------------------------------------------------------------------------
  Medical and Health Products - 4.1%
    American Home Products Corp.                                    1,433,600       $   81,088,000
    Bristol-Myers Squibb Co.                                        2,391,000          136,585,875
    Pfizer, Inc.                                                    2,626,625          118,033,961
                                                                                    --------------
                                                                                    $  335,707,836
--------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.5%
    Medtronic, Inc.                                                   820,200       $   42,496,613
--------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.2%
    Alcoa, Inc.                                                       567,300       $   14,359,781
--------------------------------------------------------------------------------------------------
  Oil Services - 2.3%
    Baker Hughes, Inc.                                                831,400       $   30,865,725
    Global Marine, Inc.*                                            2,341,200           72,284,550
    Noble Drilling Corp.*                                           1,010,400           50,772,600
    Weatherford International, Inc.*                                  815,400           35,062,200
                                                                                    --------------
                                                                                    $  188,985,075
--------------------------------------------------------------------------------------------------
  Oils - 5.0%
    Conoco, Inc.                                                    3,531,100       $   95,119,006
    EOG Resources, Inc.                                               914,200           35,539,525
    ExxonMobil Corp.                                                1,745,269          155,547,100
    Santa Fe International Corp.                                    1,122,000           50,560,125
    Transocean Sedco Forex, Inc.                                    1,233,000           72,284,625
                                                                                    --------------
                                                                                    $  409,050,381
--------------------------------------------------------------------------------------------------
  Retail - 4.6%
    CVS Corp.                                                       3,847,456       $  178,185,306
    RadioShack Corp.                                                1,270,500           82,106,063
    Wal-Mart Stores, Inc.                                           2,441,500          117,497,187
                                                                                    --------------
                                                                                    $  377,788,556
--------------------------------------------------------------------------------------------------
  Special Products and Services - 0.4%
    SPX Corp.*                                                        216,300       $   30,701,081
--------------------------------------------------------------------------------------------------
  Supermarkets - 1.9%
    Safeway, Inc.*                                                  3,320,000       $  155,002,500
--------------------------------------------------------------------------------------------------
  Telecommunications - 11.6%
    Allegiance Telecom, Inc.*                                         140,800       $    5,244,800
    American Tower Corp., "A"*                                        735,323           27,712,486
    Cabletron Systems, Inc.*                                        1,187,400           34,879,875
    CIENA Corp.*                                                    1,078,400          132,441,000
    Cisco Systems, Inc.*                                            4,992,000          275,808,000
    Corning, Inc.                                                     582,811          173,094,867
    EchoStar Communications Corp.*                                  1,445,700           76,260,675
    Emulex Corp.*                                                      36,600            4,483,500
    Level 3 Communications, Inc.*                                     692,000           53,370,500
    Metromedia Fiber Network, Inc., "A"*                            3,135,000           76,219,687
    Qwest Communications International, Inc.*                       1,671,600           80,341,275
    Time Warner Telecom, Inc.*                                        138,900            6,710,606
    Winstar Communications, Inc.*                                     132,200            2,049,100
                                                                                    --------------
                                                                                    $  948,616,371
--------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 0.5%
    Comcast Corp., "A"*                                             1,025,200       $   41,969,125
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.0%
    AES Corp.*                                                      1,223,200       $   83,789,200
--------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.0%
    Enron Corp.                                                       587,500       $   51,479,688
    Williams Cos., Inc.                                               684,100           28,903,225
                                                                                    --------------
                                                                                    $   80,382,913
--------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                   $7,129,977,174
--------------------------------------------------------------------------------------------------
Foreign Stocks - 9.0%
  Bermuda - 1.9%
    FLAG Telecom Holdings Ltd. (Telecommunications)*                1,956,190       $   21,518,090
    Global Crossing Ltd. (Telecommunications)*                      2,821,100           87,454,100
    Tycom Ltd. (Telecommunications)*                                1,204,000           46,203,500
                                                                                    --------------
                                                                                       155,175,690
--------------------------------------------------------------------------------------------------
  Canada - 2.0%
    Nortel Networks Corp. (Telecommunications)                      2,721,600          162,105,300
--------------------------------------------------------------------------------------------------
  France - 0.2%
    Total Fina Elf SA (Oils)                                           92,900       $   13,606,852
--------------------------------------------------------------------------------------------------
  Ireland - 0.1%
    Trintech Group PLC, ADR (Computer Software - Products)*           426,200       $    8,577,275
--------------------------------------------------------------------------------------------------
  Israel - 0.3%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                           165,700       $   26,097,750
--------------------------------------------------------------------------------------------------
  Japan - 1.0%
    Fast Retailing - New (Retail)*                                     78,900       $   16,097,560
    Fast Retailing Co. (Retail)                                        78,900           16,097,561
    Nippon Telegraph & Telephone Co. (Utilities - Telephone)            3,449           33,904,664
    Sony Corp. (Electronics)                                          159,000           16,160,994
                                                                                    --------------
                                                                                    $   82,260,779
--------------------------------------------------------------------------------------------------
  Netherlands - 1.2%
    KPN N.V. (Telecommunications)*                                  1,013,137       $   22,088,730
    Royal Dutch Petroleum Co. (Oils)                                1,191,300           72,078,496
                                                                                    --------------
                                                                                    $   94,167,226
--------------------------------------------------------------------------------------------------
  United Kingdom - 2.3%
    BAE Systems PLC (Aerospace)*                                    4,492,375       $   24,246,482
    BP Amoco PLC, ADR (Oils)                                        1,910,378          101,250,034
    HSBC Holdings PLC (Banks and Credit Cos.)*                      2,807,800           39,941,201
    Vodafone Group PLC (Telecommunications)                         7,111,433           26,552,070
                                                                                    --------------
                                                                                    $  191,989,787
--------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                $  733,980,659
--------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $5,870,943,614)                                      $7,863,957,833
--------------------------------------------------------------------------------------------------

Short-Term Obligations - 5.1%
--------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                VALUE
--------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 10/02/00                  $     45,661       $   45,652,515
    Associates Corp. of North America, due 10/02/00                    32,443           32,436,971
    General Electric Capital Corp., due 10/02/00                       86,183           86,167,080
    General Motors Acceptance Corp., due 10/02/00                       5,922            5,920,894
    Gillette Co., due 10/02/00                                         82,890           82,874,619
    Goldman Sachs Group LP, due 10/02/00                               47,384           47,375,221
    Morgan Stanley Dean Witter, due 10/02/00                           42,363           42,355,175
    Salomon Smith Barney Holdings, Inc., due 10/02/00                  22,241           22,236,885
    Aig Funding, Inc., due 10/02/00                                     4,952            4,951,085
    Federal Farm Credit Bank Discount Notes, due 10/02/00                 605              604,896
    Federal National Mortgage Assn., due 10/02/00                      10,773           10,771,109
    Sbc Communications, Inc., due 10/02/00 - 10/03/00                  36,523           36,514,725
--------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                     $  417,861,175
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $6,288,804,789)                                 $8,281,819,008

Other Assets, Less Liabilities - (1.2)%                                               (100,226,043)
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $8,181,592,965
--------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
SEPTEMBER 30, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $6,288,804,789)        $8,281,819,008
  Investments of cash collateral for securities loaned,
    at identified cost and value                                    389,528,141
  Foreign currency, at value (identified cost, $25)                          22
  Receivable for fund shares sold                                    23,837,109
  Receivable for investments sold                                   117,006,912
  Net receivable for forward currency exchange contracts
    to sell                                                           1,824,290
  Dividends and interest receivable                                   3,532,523
  Other assets                                                           66,587
                                                                 --------------
      Total assets                                               $8,817,614,592
                                                                 --------------
Liabilities:
  Cash overdraft                                                 $   13,599,630
  Payable for fund shares reacquired                                145,395,162
  Payable for investments purchased                                  86,047,499
  Collateral for securities loaned, at value                        389,528,141
  Payable to affiliates -
    Management fee                                                      196,043
    Shareholder servicing agent fee                                      45,592
    Distribution and service fee                                        317,523
    Administrative fee                                                    3,778
  Accrued expenses and other liabilities                                888,259
                                                                 --------------
      Total liabilities                                          $  636,021,627
                                                                 --------------
Net assets                                                       $8,181,592,965
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $5,298,751,551
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies               1,994,816,946
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                   890,019,152
  Accumulated net investment loss                                    (1,994,684)
                                                                 --------------
      Total                                                      $8,181,592,965
                                                                 ==============
Shares of beneficial interest outstanding                          266,586,988
                                                                   ===========

Class A shares:
  Net asset value per share
    (net assets of $3,795,327,245 / 120,857,817 shares of
     beneficial interest outstanding)                                $31.40
                                                                     ======
  Offering price per share (100 / 94.25 of net asset
     value per share)                                                $33.32
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $3,455,141,954 / 114,838,981 shares of
     beneficial interest outstanding)                                $30.09
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $910,204,598 / 30,231,564 shares of
     beneficial interest outstanding)                                $30.11
                                                                     ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $20,919,168 / 658,626
    shares of beneficial interest outstanding)                       $31.76
                                                                     ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
Year Ended September 30, 2000
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                    $   51,655,657
    Interest                                                         10,185,245
    Foreign taxes withheld                                             (881,790)
                                                                 --------------
      Total investment income                                    $   60,959,112
                                                                 --------------
  Expenses -
    Management fee                                               $   33,268,765
    Trustees' compensation                                              107,641
    Shareholder servicing agent fee                                   7,736,922
    Distribution and service fee (Class A)                           12,640,800
    Distribution and service fee (Class B)                           32,668,458
    Distribution and service fee (Class C)                            8,370,742
    Administrative fee                                                  481,060
    Custodian fee                                                     1,773,636
    Printing                                                            203,295
    Postage                                                             570,088
    Auditing fees                                                        33,529
    Legal fees                                                           18,967
    Miscellaneous                                                     3,112,081
                                                                 --------------
      Total expenses                                             $  100,985,984
    Fees paid indirectly                                             (1,373,019)
                                                                 --------------
      Net expenses                                               $   99,612,965
                                                                 --------------
        Net investment loss                                      $  (38,653,853)
                                                                 --------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                      $1,307,116,374
    Foreign currency transactions                                     2,793,649
                                                                 --------------
        Net realized gain on investments and foreign
          currency transactions                                  $1,309,910,023
                                                                 --------------
  Change in unrealized appreciation -
    Investments                                                  $  776,672,654
    Translation of assets and liabilities in foreign
      currencies                                                      1,775,827
                                                                 --------------
        Net unrealized gain on investments and foreign
          currency translation                                   $  778,448,481
                                                                 --------------
          Net realized and unrealized gain on investments
            and foreign currency                                 $2,088,358,504
                                                                 --------------
            Increase in net assets from operations               $2,049,704,651
                                                                 ==============

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                                 2000               1999
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                         $  (38,653,853)    $  (26,448,311)
  Net realized gain on investments and foreign currency
    transactions                                               1,309,910,023        631,686,519
  Net unrealized gain on investments and foreign
    currency translation                                         778,448,481        698,181,105
                                                              --------------     --------------
    Increase in net assets from operations                    $2,049,704,651     $1,303,419,313
                                                              --------------     --------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                           $ (249,638,542)    $ (116,922,157)
  From net realized gain on investments and foreign
    currency transactions (Class B)                             (235,896,495)      (103,235,324)
  From net realized gain on investments and foreign
    currency transactions (Class C)                              (59,513,382)       (25,969,746)
  From net realized gain on investments and foreign
    currency transactions (Class I)                               (1,548,492)          (767,888)
                                                              --------------     --------------
    Total distributions declared to shareholders              $ (546,596,911)    $ (246,895,115)
                                                              --------------     --------------
Net increase in net assets from fund share transactions       $  143,683,650     $   47,785,574
                                                              --------------     --------------
      Total increase in net assets                            $1,646,791,390     $1,104,309,772
Net assets:
  At beginning of period                                       6,534,801,575      5,430,491,803
                                                              --------------     --------------
  At end of period (including accumulated net investment
    loss of $1,994,684 and $421,998, respectively)            $8,181,592,965     $6,534,801,575
                                                              ==============     ==============

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                          2000        1999          1998         1997         1996
----------------------------------------------------------------------------------------------------------
                                              Class  A
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of  period          $25.58       $21.45       $22.69       $18.53       $15.61
                                                ------       ------       ------       ------       ------

Income (loss) from investment operations# -
  Net investment income (loss)                  $(0.05)      $(0.02)      $ 0.05       $ 0.04       $ 0.06
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                              8.01         5.10        (0.30)        5.07         3.88
                                                ------       ------       ------       ------       ------
      Total from investment operations          $ 7.96       $ 5.08       $(0.25)      $ 5.11       $ 3.94
                                                ------       ------       ------       ------       ------

Less distributions declared to shareholders -
  From net investment income                    $ --         $ --         $ --         $(0.01)      $(0.05)
  From net realized gain on
    investments and foreign
    currency transactions                        (2.14)       (0.95)       (0.99)       (0.92)       (0.97)
  In excess of net investment income              --           --           --          (0.02)        --
                                                ------       ------       ------       ------       ------
      Total distributions declared
        to shareholders                         $(2.14)      $(0.95)      $(0.99)      $(0.95)      $(1.02)
                                                ------       ------       ------       ------       ------
Net asset value - end of period                 $31.40       $25.58       $21.45       $22.69       $18.53
                                                ======       ======       ======       ======       ======
Total return(+)                                  32.45%       24.09%       (0.89)%      28.72%       26.54%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                      0.96%        0.98%        0.91%        0.96%        0.91%
  Net investment income (loss)                   (0.16)%      (0.06)%       0.23%        0.18%        0.36%
Portfolio turnover                                  95%          93%          81%          79%          81%
Net assets at end of period (000 Omitted)   $3,795,327   $3,061,563   $2,611,866   $2,201,849     $972,353

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                          2000        1999          1998         1997         1996
----------------------------------------------------------------------------------------------------------
                                              Class  B
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $24.74      $20.90       $22.16        $18.19       $15.40
                                                ------      ------       ------        ------       ------
Income (loss) from investment operations# -
  Net investment loss                           $(0.23)     $(0.18)      $(0.10)       $(0.10)      $(0.06)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                              7.72        4.97        (0.28)         4.97         3.82
                                                ------      ------       ------        ------       ------
      Total from investment operations          $ 7.49      $ 4.79       $(0.38)       $ 4.87       $ 3.76
                                                ------      ------       ------        ------       ------
Less distributions declared to shareholders -
  From net realized gain on
    investments and foreign
    currency transactions                       $(2.14)     $(0.95)      $(0.88)       $(0.90)      $(0.97)
                                                ------      ------       ------        ------       ------
      Total distributions declared
        to shareholders                         $(2.14)     $(0.95)      $(0.88)       $(0.90)      $(0.97)
                                                ------      ------       ------        ------       ------
Net asset value - end of period                 $30.09      $24.74       $20.90        $22.16       $18.19
                                                ======      ======       ======        ======       ======
Total return                                     31.60%      23.31%       (1.54)%       27.88%       25.59%
Ratios (to average net assets)/Supplemental data:
Expenses##                                        1.61%       1.63%        1.56%         1.63%        1.66%
Net investment loss                              (0.81)%     (0.71)%      (0.42)%       (0.49)%      (0.37)%
Portfolio turnover                                  95%         93%          81%           79%          81%
Net assets at end of period (000 Omitted)   $3,455,142  $2,753,935   $2,237,570    $1,860,130     $680,456

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                          2000        1999          1998         1997         1996
----------------------------------------------------------------------------------------------------------
                                              Class  C
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $24.75      $20.92       $22.17        $18.22       $15.42
                                                ------      ------       ------        ------       ------
Income (loss) from investment operations# -
  Net investment loss                           $(0.23)     $(0.18)      $(0.10)       $(0.09)      $(0.06)
  Net realized and unrealized gain (loss)
    on investments and foreign currency           7.73        4.96        (0.27)         4.96         3.83
                                                ------      ------       ------        ------       ------
      Total from investment operations          $ 7.50      $ 4.78       $(0.37)       $ 4.87       $ 3.77
                                                ------      ------       ------        ------       ------
Less distributions declared to shareholders -
  From net investment income                    $ --        $ --         $ --          $(0.00)+++   $ --
  From net realized gain on investments
    and foreign currency transactions            (2.14)      (0.95)       (0.88)        (0.92)       (0.97)
  In excess of net investment income              --          --           --           (0.00)+++    (0.00)+++
                                                ------      ------       ------        ------       ------
      Total distributions declared to
        shareholders                            $(2.14)     $(0.95)      $(0.88)       $(0.92)      $(0.97)
                                                ------      ------       ------        ------       ------
Net asset value - end of period                 $30.11      $24.75       $20.92        $22.17       $18.22
                                                ======      ======       ======        ======       ======
Total return                                     31.58%      23.35%       (1.51)%       27.87%       25.67%
Ratios (to average net assets)/
Supplemental data:
  Expenses##                                      1.61%       1.63%        1.56%         1.62%        1.67%
  Net investment loss                            (0.81)%     (0.71)%      (0.42)%       (0.47)%      (0.38)%
Portfolio turnover                                  95%         93%          81%           79%          81%
Net assets at end of period (000 Omitted)     $910,205    $699,816     $563,505      $459,809     $136,032

+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                      2000               1999               1998               1997*
----------------------------------------------------------------------------------------------------------------------------
                                                          Class  I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                       $25.77             $21.52             $22.75             $18.34
                                                            ------             ------             ------             ------
Income (loss) from investment operations# -
  Net investment income                                     $ 0.06             $ 0.07             $ 0.13             $ 0.07
  Net realized and unrealized gain (loss) on
    investments and foreign currency                          8.07               5.13              (0.31)              4.34
                                                            ------             ------             ------             ------
      Total from investment operations                      $ 8.13             $ 5.20             $(0.18)            $ 4.41
                                                            ------             ------             ------             ------
Less distributions declared to shareholders from net
  realized gain on investments and foreign currency
  transactions                                              $(2.14)            $(0.95)            $(1.05)            $ --
                                                            ------             ------             ------             ------
Net asset value - end of period                             $31.76             $25.77             $21.52             $22.75
                                                            ======             ======             ======             ======
Total return                                                 32.90%             24.59%             (0.55)%            24.05%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                  0.61%              0.63%              0.56%              0.63%+
  Net investment income                                       0.20%              0.29%              0.57%              0.51%+
Portfolio turnover                                              95%                93%                81%                79%
Net assets at end of period (000 Omitted)                  $20,919            $19,488            $17,551            $19,400

 * For the period from the inception of Class I shares, January 2, 1997, through September 30, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Research Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Effective July 24, 1999, under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or other MFS funds, selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the plan.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At September 30, 2000, the value of securities loaned was $368,738,004. These loans were collateralized by U.S. Treasury securities of $676,708 and cash of $389,528,141 which was invested in the following short-term obligations:

                                                    Shares/     Amortized Cost
                                           Principal Amount          and Value
--------------------------------------------------------------------------------
Navigator Securities Lending Prime
Portfolio                                       365,261,555       $365,261,555
GNMA REPO 6.65% OCT 2, 2000 MD                   24,266,586         24,266,586
                                                                  ------------
Total investments of cash collateral for
securities loaned                                                 $389,528,141
                                                                  ============

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $726,300 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $646,719 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended September 30, 2000, $37,081,167 and $418,747,758 were reclassified to accumulated net investment loss and paid-in capital, respectively, from accumulated undistributed net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.43% of the fund's average daily net assets.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $23,495 for the year ended September 30, 2000.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $769,507 for the year ended September 30, 2000, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $460,498 for the year ended September 30, 2000. Fees incurred under the distribution plan during the year ended September 30, 2000, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $79,597 and $16,189 for Class B and Class C shares, respectively, for the year ended September 30, 2000. Fees incurred under the distribution plan during the year ended September 30, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended September 30, 2000, were $72,803, $4,042,957, and $80,073 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities and short-term obligations, aggregated $7,156,546,287 and $7,612,172,481, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $6,314,379,259
                                                               --------------
Gross unrealized appreciation                                  $2,287,562,095
Gross unrealized depreciation                                    (320,122,346)
                                                               --------------
    Net unrealized appreciation                                $1,967,439,749
                                                               ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

CLASS A SHARES
                                        YEAR ENDED SEPTEMBER 30, 2000         YEAR ENDED SEPTEMBER 30, 1999
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                            207,627,738    $ 6,195,572,700        129,694,128    $ 3,288,673,034
Shares issued to shareholders in
  reinvestment of distributions          8,096,928        219,374,714          4,369,992        102,711,201
Shares reacquired                     (214,542,731)    (6,407,383,015)      (136,162,282)    (3,464,307,738)
                                       -----------    ---------------        -----------    ---------------
    Net increase (decrease)              1,181,935    $     7,564,399         (2,098,162)   $   (72,923,503)
                                       ===========    ===============        ===========    ===============

CLASS B SHARES
                                        YEAR ENDED SEPTEMBER 30, 2000         YEAR ENDED SEPTEMBER 30, 1999
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                             17,762,301    $   502,832,616         23,402,859    $   566,979,055
Shares issued to shareholders in
  reinvestment of distributions          7,500,422        195,687,919          3,755,718         85,672,274
Shares reacquired                      (21,738,495)      (612,700,615)       (22,892,519)      (560,012,591)
                                       -----------    ---------------        -----------    ---------------
    Net increase                         3,524,228    $    85,819,920          4,266,058    $    92,638,738
                                       ===========    ===============        ===========    ===============

CLASS C SHARES
                                        YEAR ENDED SEPTEMBER 30, 2000         YEAR ENDED SEPTEMBER 30, 1999
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                              9,799,241    $   277,998,234         10,513,546    $   257,451,695
Shares issued to shareholders in
  reinvestment of distributions          1,621,617         42,340,404            769,872         17,576,582
Shares reacquired                       (9,460,031)      (267,054,410)        (9,954,748)      (245,373,049)
                                       -----------    ---------------        -----------    ---------------
    Net increase                         1,960,827    $    53,284,228          1,328,670    $    29,655,228
                                       ===========    ===============        ===========    ===============

CLASS I SHARES
                                        YEAR ENDED SEPTEMBER 30, 2000         YEAR ENDED SEPTEMBER 30, 1999
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                                722,976    $    22,454,823             78,641    $     1,967,225
Shares issued to shareholders in
  reinvestment of distributions             52,829          1,443,289             28,878            680,655
Shares reacquired                         (873,502)       (26,883,009)          (166,608)        (4,232,769)
                                       -----------    ---------------        -----------    ---------------
    Net decrease                           (97,697)   $    (2,984,897)           (59,089)   $    (1,584,889)
                                       ===========    ===============        ===========    ===============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended September 30, 2000, was $59,660. The fund had no significant borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                                                                                             NET
                 SETTLEMENT             CONTRACTS TO         IN EXCHANGE           CONTRACTS          UNREALIZED
                       DATE          DELIVER/RECEIVE                 FOR            AT VALUE        APPRECIATION
------------------------------------------------------------------------------------------------------------------
Sales              12/15/00       JPY  6,519,479,220         $63,051,056         $61,226,766          $1,824,290

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below:

JPY = Japanese Yen

At September 30, 2000, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

                 --------------------------------------------
   This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust V and Shareholders of MFS Research Fund:

We have audited the accompanying statement of assets and liabilities of MFS Research Fund (one of the series comprising MFS Series Trust V), including the portfolio of investments, as of September 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Fund as of September 30, 2000, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 2, 2000

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   In January 2001, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2000.

   The fund has designated $546,596,911 as a capital gain dividend for the year ended September 30, 2000.

--------------------------------------------------------------------------------

MFS(R) RESEARCH FUND

TRUSTEES                                           SECRETARY
J. Atwood Ives+ - Chairman and Chief               Stephen E. Cavan*
Executive Officer, Eastern Enterprises
(diversified services company)                     ASSISTANT SECRETARY
                                                   James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner, Hemenway
& Barnes (attorneys)                               CUSTODIAN
                                                   State Street Bank and Trust Company
William J. Poorvu+ - Adjunct Professor,
Harvard University Graduate School of              AUDITORS
Business Administration                            Deloitte & Touche LLP

Charles W. Schmidt+ - Private Investor             INVESTOR INFORMATION
Arnold D. Scott* - Senior Executive                For information on MFS mutual funds, call
Vice President, Director, and Secretary,           your investment professional or, for an
MFS Investment Management                          information kit, call toll free: 1-800-637-2929
                                                   any business day from 9 a.m. to 5 p.m.
Jeffrey L. Shames* - Chairman and Chief            Eastern time (or leave a message anytime).
Executive Officer, MFS Investment
Management                                         INVESTOR SERVICE
                                                   MFS Service Center, Inc.
Elaine R. Smith+ - Independent Consultant          P.O. Box 2281
                                                   Boston, MA 02107-9906
David B. Stone+ - Chairman, North American
Management Corp. (investment adviser)              For general information, call toll free:
                                                   1-800-225-2606 any business day from
INVESTMENT ADVISER                                 8 a.m. to 8 p.m. Eastern time.
Massachusetts Financial Services Company
500 Boylston Street                                For service to speech- or hearing-impaired,
Boston, MA 02116-3741                              call toll free: 1-800-637-6576 any business day
                                                   from 9 a.m. to 5 p.m. Eastern time. (To use
DISTRIBUTOR                                        this service, your phone must be equipped with
MFS Fund Distributors, Inc.                        a Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                              For share prices, account balances, exchanges,
                                                   or stock and bond outlooks, call toll free:
CHAIRMAN AND PRESIDENT                             1-800-MFS-TALK (1-800-637-8255) anytime
Jeffrey L. Shames*                                 from a touch-tone telephone.

ASSOCIATE DIRECTOR OF EQUITY RESEARCH              WORLD WIDE WEB
Alec C. Murray*                                    www.mfs.com

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

+ Independent Trustee
*MFS Investment Management

MFS(R) RESEARCH FUND                                                ------------
                                                                      PRSRT STD
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741


(c)2000 MFS INVESTMENT MANAGEMENT(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                MFR-2 11/00 502M  14/214/314/814